First NLC Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FNLC 2005-3
Friedman Billings Ramsey
Fixed Loans; Prepay Term 24 or Less

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	2	464,036.00	0.76	5.489	698	56.93
5.501 - 6.000	26	7,583,196.79	12.42	5.860	680	74.31
6.001 - 6.500	39	9,253,540.69	15.16	6.361	630	74.70
6.501 - 7.000	43	9,418,133.12	15.43	6.887	626	78.34
7.001 - 7.500	18	3,869,274.75	6.34	7.311	620	76.86
7.501 - 8.000	17	2,822,593.95	4.62	7.868	618	79.67
8.001 - 8.500	8	848,053.90	1.39	8.343	610	79.96
8.501 - 9.000	17	2,109,619.43	3.46	8.935	638	90.34
9.001 - 9.500	17	1,754,043.04	2.87	9.395	665	93.12
9.501 - 10.000	82	5,515,078.56	9.03	9.901	657	96.88
10.001 - 10.500	68	4,974,033.13	8.15	10.369	645	95.12
10.501 - 11.000	132	8,875,409.00	14.54	10.941	654	98.40
11.001 - 11.500	22	1,247,578.37	2.04	11.261	650	99.79
11.501 - 12.000	38	1,789,801.23	2.93	11.828	623	98.97
12.001 - 12.500	4	192,545.35	0.32	12.115	661	100.00
12.501 - 13.000	3	169,568.47	0.28	12.630	638	100.00
13.001 - 13.500	1	55,302.34	0.09	13.325	622	100.00
13.501 - 14.000	1	113,531.06	0.19	13.590	621	90.00

Total:	538	61,055,339.18	100.00	8.334	643	85.13

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	120	4,292,554.32	7.03	10.796	648	98.95
50,000.01 - 100,000.00	247	18,083,837.66	29.62	10.207	655	96.23
100,000.01 - 150,000.00	64	7,649,818.16	12.53	8.808	630	83.30
150,000.01 - 200,000.00	20	3,491,730.68	5.72	7.310	628	73.25
200,000.01 - 250,000.00	22	4,836,080.52	7.92	6.531	622	69.82
250,000.01 - 300,000.00	26	7,204,136.53	11.80	6.855	634	75.78
300,000.01 - 350,000.00	13	4,161,875.00	6.82	6.773	631	79.91
350,000.01 - 400,000.00	11	4,120,846.44	6.75	6.568	644	77.79
400,000.01 - 450,000.00	7	3,025,941.46	4.96	7.054	656	88.91
450,000.01 - 500,000.00	3	1,439,309.01	2.36	6.833	636	72.86
500,000.01 - 550,000.00	4	2,118,388.91	3.47	6.426	698	84.14
600,000.01 - 650,000.00	1	630,820.49	1.03	6.350	638	80.00

Total:	538	61,055,339.18	100.00	8.334	643	85.13

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

30 Year Fixed	203	38,445,796.69	62.97	7.255	636	78.85
30 Year Fixed Balloon 30/15	198	11,849,386.20	19.41	10.505	659	99.00
20 Year Fixed	124	8,999,769.09	14.74	10.243	659	94.77
15 Year Fixed	10	896,698.55	1.47	8.694	598	78.51
30 Year Fixed 60 Month IO	2	584,500.00	0.96	6.526	654	85.78
25 Year Fixed	1	279,188.65	0.46	5.990	632	70.00

Total:	538	61,055,339.18	100.00	8.334	643	85.13

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Fixed Loans; Prepay Term 24 or Less

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Fixed Fully Amortizing	340	49,205,952.98	80.59	7.812	640	81.79
Fixed Balloon	198	11,849,386.20	19.41	10.505	659	99.00

Total:	538	61,055,339.18	100.00	8.334	643	85.13

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Interest Only Terms (%)	Loans	Balance	Balance	Coupon	Score	LTV

0	536	60,470,839.18	99.04	8.352	643	85.12
60	2	584,500.00	0.96	6.526	654	85.78

Total:	538	61,055,339.18	100.00	8.334	643	85.13

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Remaining Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

169 - 180	208	12,746,084.75	20.88	10.378	655	97.56
229 - 240	124	8,999,769.09	14.74	10.243	659	94.77
289 - 300	1	279,188.65	0.46	5.990	632	70.00
349 - 360	205	39,030,296.69	63.93	7.244	636	78.95

Total:	538	61,055,339.18	100.00	8.334	643	85.13

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	42	3,680,312.00	6.03	9.572	638	87.66
1	87	10,079,937.26	16.51	8.213	643	85.26
2	154	16,563,513.51	27.13	8.374	646	86.60
3	124	13,300,472.91	21.78	8.569	634	85.56
4	88	12,050,011.37	19.74	7.619	644	81.66
5	27	4,047,970.36	6.63	8.137	658	81.48
6	14	1,155,150.91	1.89	10.566	654	98.92
8	2	177,970.86	0.29	6.839	706	83.99

Total:	538	61,055,339.18	100.00	8.334	643	85.13

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	173	37,507,627.20	61.43	6.907	634	76.45
2	365	23,547,711.98	38.57	10.607	658	98.94

Total:	538	61,055,339.18	100.00	8.334	643	85.13

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Fixed Loans; Prepay Term 24 or Less

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

20.01 - 25.00	1	74,960.70	0.12	10.550	520	22.07
25.01 - 30.00	2	224,575.20	0.37	6.581	603	29.26
30.01 - 35.00	3	541,235.20	0.89	7.820	600	32.37
35.01 - 40.00	2	246,665.57	0.40	7.010	635	38.32
40.01 - 45.00	2	210,676.07	0.35	6.870	609	41.89
45.01 - 50.00	3	475,925.63	0.78	7.388	621	49.01
50.01 - 55.00	2	303,899.97	0.50	5.565	721	50.92
55.01 - 60.00	8	1,510,068.05	2.47	6.879	580	57.39
60.01 - 65.00	18	4,014,954.24	6.58	6.564	617	63.70
65.01 - 70.00	11	2,625,322.80	4.30	6.519	637	68.60
70.01 - 75.00	22	4,961,229.36	8.13	6.884	618	73.97
75.01 - 80.00	45	10,100,068.97	16.54	6.792	638	79.68
80.01 - 85.00	16	3,990,631.56	6.54	7.131	639	83.88
85.01 - 90.00	40	7,577,838.57	12.41	7.446	651	89.83
90.01 - 95.00	38	2,641,994.51	4.33	9.806	649	94.74
95.01 - 100.00	325	21,555,292.78	35.30	10.511	661	99.95

Total:	538	61,055,339.18	100.00	8.334	643	85.13

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original CLTV (%) incl. Silent Seconds	Loans	Balance	Balance	Coupon	Score	LTV

20.01 - 25.00	1	74,960.70	0.12	10.550	520	22.07
25.01 - 30.00	2	224,575.20	0.37	6.581	603	29.26
30.01 - 35.00	3	541,235.20	0.89	7.820	600	32.37
35.01 - 40.00	2	246,665.57	0.40	7.010	635	38.32
40.01 - 45.00	2	210,676.07	0.35	6.870	609	41.89
45.01 - 50.00	3	475,925.63	0.78	7.388	621	49.01
50.01 - 55.00	2	303,899.97	0.50	5.565	721	50.92
55.01 - 60.00	8	1,510,068.05	2.47	6.879	580	57.39
60.01 - 65.00	18	4,014,954.24	6.58	6.564	617	63.70
65.01 - 70.00	10	2,338,393.17	3.83	6.534	640	68.82
70.01 - 75.00	22	4,961,229.36	8.13	6.884	618	73.97
75.01 - 80.00	28	6,369,336.73	10.43	6.867	632	79.52
80.01 - 85.00	16	3,990,631.56	6.54	7.131	639	83.88
85.01 - 90.00	41	8,025,838.57	13.15	7.437	649	89.28
90.01 - 95.00	42	4,151,053.51	6.80	8.534	654	89.35
95.01 - 100.00	338	23,615,895.65	38.68	10.183	659	98.05

Total:	538	61,055,339.18	100.00	8.334	643	85.13

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Fixed Loans; Prepay Term 24 or Less

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	2	306,826.07	0.50	8.996	509	66.09
520 - 539	4	399,422.40	0.65	9.514	526	59.82
540 - 559	14	2,952,381.65	4.84	7.442	550	69.48
560 - 579	10	1,542,567.19	2.53	7.663	569	65.17
580 - 599	38	4,835,205.45	7.92	7.697	590	76.39
600 - 619	67	9,433,605.23	15.45	8.032	609	81.35
620 - 639	114	10,727,288.16	17.57	8.821	630	87.75
640 - 659	99	9,773,961.31	16.01	8.918	649	91.16
660 - 679	86	7,675,041.88	12.57	8.967	667	93.12
680 - 699	36	4,742,065.01	7.77	8.123	688	89.19
700 - 719	29	3,581,197.21	5.87	7.545	711	82.96
720 - 739	16	2,382,362.61	3.90	7.115	729	81.98
740 - 759	13	1,874,953.09	3.07	8.168	747	93.20
760 - 779	5	558,263.40	0.91	7.864	764	84.60
780 - 799	3	185,081.48	0.30	10.094	793	97.16
800 - 819	2	85,117.04	0.14	9.942	806	99.25

Total:	538	61,055,339.18	100.00	8.334	643	85.13

Min: 501
Max: 810
Weighted Average: 643

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout	236	37,722,414.96	61.78	7.489	629	79.20
Purchase	278	20,506,837.00	33.59	9.959	668	96.26
Rate/Term Refinance	24	2,826,087.22	4.63	7.826	660	83.45

Total:	538	61,055,339.18	100.00	8.334	643	85.13

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	423	49,067,039.15	80.36	8.260	642	84.42
Duplex	39	6,103,048.24	10.00	8.032	644	83.49
PUD	37	2,826,229.75	4.63	9.365	644	94.99
Condo	34	2,551,124.39	4.18	9.024	662	91.92
3-4 Unit	5	507,897.65	0.83	9.935	628	84.30

Total:	538	61,055,339.18	100.00	8.334	643	85.13

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	238	32,255,498.69	52.83	7.467	634	81.38
Stated	300	28,799,840.49	47.17	9.306	654	89.32

Total:	538	61,055,339.18	100.00	8.334	643	85.13

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Fixed Loans; Prepay Term 24 or Less

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	523	59,050,161.61	96.72	8.329	643	85.37
Non-Owner Occupied	15	2,005,177.57	3.28	8.482	642	77.95

Total:	538	61,055,339.18	100.00	8.334	643	85.13

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	403	41,585,331.19	68.11	8.549	669	89.23
B	122	17,396,221.69	28.49	7.881	596	77.26
C	13	2,073,786.30	3.40	7.828	535	68.75

Total:	538	61,055,339.18	100.00	8.334	643	85.13

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

New York	163	27,647,891.87	45.28	7.747	648	81.88
California	114	9,129,689.18	14.95	9.875	665	94.73
New Jersey	68	8,475,100.71	13.88	8.117	627	82.74
North Carolina	30	2,669,829.09	4.37	8.308	624	79.33
Maryland	18	2,453,126.07	4.02	7.755	657	87.06
Florida	28	2,123,352.90	3.48	9.055	645	87.58
Virginia	13	1,544,645.34	2.53	8.315	588	77.16
Nevada	14	1,297,213.63	2.12	8.442	632	91.19
Pennsylvania	9	937,440.51	1.54	7.056	646	87.14
Massachusetts	9	808,329.82	1.32	8.345	609	81.74
Washington	9	551,620.18	0.90	10.389	646	99.61
Arizona	8	361,485.80	0.59	11.033	632	99.35
Connecticut	4	344,603.77	0.56	8.957	615	88.73
Oregon	5	336,584.33	0.55	8.999	616	94.93
South Carolina	3	284,133.53	0.47	7.989	642	85.06
Illinois	2	262,338.28	0.43	10.301	558	84.70
Wisconsin	8	250,152.29	0.41	11.401	653	99.59
Delaware	3	244,992.38	0.40	8.575	634	87.02
Tennessee	2	171,737.28	0.28	6.686	624	84.22
Utah	3	169,399.87	0.28	8.673	655	94.17
Michigan	5	158,606.53	0.26	10.604	642	100.00
Colorado	4	157,828.91	0.26	10.658	626	100.00
Georgia	2	121,504.03	0.20	7.915	738	88.25
Minnesota	3	116,235.54	0.19	9.766	678	100.00
Rhode Island	2	101,873.13	0.17	10.990	628	100.00
Kentucky	1	83,763.77	0.14	6.340	620	70.00
Indiana	3	70,719.85	0.12	11.740	612	100.00
Arkansas	2	68,073.73	0.11	9.252	586	93.41
Texas	1	59,974.84	0.10	10.250	648	100.00
Louisiana	1	30,452.07	0.05	11.750	589	100.00
New Mexico	1	22,639.95	0.04	9.990	688	95.00

Total:	538	61,055,339.18	100.00	8.334	643	85.13

Top 5 Zip Codes: 11434(2.85%),11706(1.75%),11550(1.53%),11378(1.50%),11433(1.49%)

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Fixed Loans; Prepay Term 24 or Less

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	309	29,083,596.58	47.63	8.842	638	87.56
12	81	20,655,154.57	33.83	6.951	645	77.82
24	148	11,316,588.03	18.53	9.555	653	92.20

Total:	538	61,055,339.18	100.00	8.334	643	85.13

Margin (%) — ARM Only
ARM Only
ARM Only
ARM Only
ARM Only
Months to Next Adjustment Date

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.